UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 17, 2021 (December 6, 2021)

Crescent Energy Company

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41132	87-1133610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Travis Street, Suite 7200 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 337-4600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CRGY	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission by Crescent Energy Company (formerly known as IE PubCo Inc., the “Company”) on December 7, 2021 (the “Original Crescent Form 8-K”), on December 7, 2021 (the “Closing Date”), the Company consummated the transactions (the “Transactions”) contemplated by the Transaction Agreement, dated as of June 7, 2021 (the “Transaction Agreement”), among Contango Oil & Gas Company (“Contango”), Independence Energy LLC (“Independence”), the Company, IE OpCo LLC (“OpCo”), IE L Merger Sub LLC (“L Merger Sub”) and IE C Merger Sub Inc. (“C Merger Sub”), pursuant to which each of Contango and Independence became wholly owned subsidiaries of the Company. Substantially concurrent with the consummation of the Transactions, the name of the Company was changed from “IE PubCo Inc.” to “Crescent Energy Company.”

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Original Crescent Form 8-K to provide the historical and pro forma financial statements described in Item 9.01 below. No other modifications to the Original Crescent Form 8-K are being made by this Amendment. This Amendment should be read in connection with the Original Crescent Form 8-K, which provides a more complete description of the Transactions.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

•

Audited combined and consolidated financial statements of Independence as of December 31, 2020 and 2019 and for the years ended December 31, 2020, 2019 and 2018, and the related notes to the combined and consolidated financial statements, included in the Company’s Proxy Statement/Prospectus, beginning on page F-25, attached as Exhibit 99.1 hereto;

•

Unaudited combined and consolidated financial statements of Independence as of September 30, 2021 and December 31, 2020 and for the nine months ended September 30, 2021 and 2020, and the related notes to the combined and consolidated financial statements, attached as Exhibit 99.2 hereto;

•

Audited consolidated financial statements of Contango as of and for the years ended December 31, 2020, and 2019, and the related notes to the consolidated financial statements, included in Contango’s Annual Report on Form 10-K for the year ended December 31, 2020, attached as Exhibit 99.3 hereto;

•

Unaudited consolidated financial statements of Contango as of September 30, 2021 and December 31, 2020 and for the nine months ended September 30, 2021 and 2020, and the related notes to the condensed consolidated financial statements, included in Contango’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, attached as Exhibit 99.4 hereto.

•	Audited financial statements of Liberty Energy LLC for the year ended December 31, 2019, attached as Exhibit 99.5 hereto; and

•	Unaudited financial statements of Liberty Energy LLC for the six months ended June 30, 2020, attached as Exhibit 99.6 hereto.

(b)	Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information of the Company, giving effect to the Transactions, attached as Exhibit 99.7 hereto:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2021;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2021;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2020; and

•	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(d)    Exhibits.

Exhibit	Description

23.1	Consent of Deloitte & Touche LLP, relating to the financial statements of Independence Energy LLC.

23.2	Consent of Grant Thornton LLP, relating to the financial statements of Contango Oil & Gas Company.

23.3	Consent of Ernst & Young LLP, relating to the financial statements of Liberty Energy LLC.

23.4	Consent of Netherland, Sewell & Associates, Inc.

23.5	Consent of Netherland, Sewell & Associates, Inc.

23.6	Consent of Netherland, Sewell & Associates, Inc.

23.7	Consent of Haas Petroleum Engineering Services, Inc.

23.8	Consent of Cawley, Gillespie & Associates, Inc.

23.9	Consent of W.D. Von Gonten and Company.

23.10	Consent of William M. Cobb & Associates, Inc.

99.1	Historical audited financial statements of Independence Energy LLC as of December 31, 2020 and 2019 and for the years ended December 31, 2020, 2019 and 2018.

99.2	Historical unaudited consolidated financial statements of Independence Energy LLC as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020.

Exhibit	Description

99.3	Historical audited financial statements of Contango Oil & Gas Company as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019.

99.4	Historical unaudited financial statements of Contango Oil & Gas Company as of September 30, 2021 and December 31, 2020 and for the nine months ended September 30, 2021 and 2020.

99.5	Historical audited financial statements of Liberty Energy, LLC as of and for the year ended December 31, 2019.

99.6	Historical unaudited financial statements of Liberty Energy, LLC as of and for the six months ended June 30, 2020.

99.7	Unaudited pro forma condensed combined financial information as of September 30, 2021 and for the nine months ended September 30, 2021 and the year ended December 31, 2020.

99.8	Report of Netherland, Sewell & Associates, Inc. – Independence Upstream Holdings (incorporated by reference to Exhibit 99.4 to Crescent’s Registration Statement on Form S-4).

99.9	Report of Netherland, Sewell & Associates, Inc. – Independence Minerals (incorporated by reference to Exhibit 99.5 to Crescent’s Registration Statement on Form S-4).

99.10	Report of Haas Petroleum Engineering Services, Inc. – FDL Newark (incorporated by reference to Exhibit 99.6 to Crescent’s Registration Statement on Form S-4).

99.11	Report of Haas Petroleum Engineering Services, Inc. – FDL Renee (incorporated by reference to Exhibit 99.7 to Crescent’s Registration Statement on Form S-4).

99.12	Report of Haas Petroleum Engineering Services, Inc. – FDL Gardendale (incorporated by reference to Exhibit 99.8 to Crescent’s Registration Statement on Form S-4).

99.13	Report of Cawley, Gillespie & Associates, Inc. – Venado Palo Verde (incorporated by reference to Exhibit 99.9 to Crescent’s Registration Statement on Form S-4).

99.14	Report of Cawley, Gillespie & Associates, Inc. – Venado Comanche (incorporated by reference to Exhibit 99.10 to Crescent’s Registration Statement on Form S-4).

99.15	Report of Netherland, Sewell & Associates, Inc. – Bridge Energy (incorporated by reference to Exhibit 99.11 to Crescent’s Registration Statement on Form S-4).

99.16	Report of William M. Cobb & Associates, Inc. (incorporated by reference to Exhibit 99.1 to Contango’s Annual Report on Form 10-K for the year ended December 31, 2020).

99.17	Report of W.D. Von Gonten and Company (incorporated by reference to Exhibit 99.2 to Contango’s Annual Report on Form 10-K for the year ended December 31, 2020).

99.18	Report of Netherland, Sewell & Associates, Inc. – Liberty Energy, LLC (incorporated by reference to Exhibit 99.14 to Crescent’s Registration Statement on Form S-4).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2021

CRESCENT ENERGY COMPANY

By:	/s/ Brandi Kendall
Name:	Brandi Kendall
Title:	Chief Financial Officer

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